===============================================================================

                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                     __________________________________



                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  June 3, 1999



                         R-B RUBBER PRODUCTS, INC.
           (Exact name of registrant as specified in its charter)


            OREGON                 0-25974                93-0967413
       (State or other         (Commission File        (I.R.S. Employer
       jurisdiction of             Number)              Identification
        organization)                                       Number)



                  904 E. 10TH AVENUE
                 MCMINNVILLE, OREGON                     97128
       (Address of principal executive offices)       (Zip Code)



      Registrant's telephone number, including area code:  (503) 472-4691


===============================================================================

ITEM 1. CHANGE OF CONTROL.

        On June 3, 1999, Dash Multi-Corp, Inc., a Missouri corporation ("Dash"), completed the purchase of 1,567,462 shares of the Common Stock, no par value (the "Common Stock"), of R-B Rubber Products, Inc., an Oregon corporation (the "Company"), at a purchase price of $3.00 per share. The 1,567,462 shares of Common Stock of the Company purchased by Dash represented approximately 70.0% of the total issued and outstanding shares of the Company's Common Stock. Dash purchased the Common Stock pursuant to a tender offer by Dash to the shareholders of the Company as contemplated by that certain Stock Purchase Agreement, dated as of April 8, 1999, between the Company and Dash (the "Stock Purchase Agreement"). The $4,702,386 aggregate purchase price paid by Dash for the Common Stock was provided by existing cash on hand of Dash.

        In addition to the foregoing, as contemplated by the Stock Purchase Agreement, on June 3, 1999 each of Marvin S. Wool, Sandon Wool and Gregory J. Divis were appointed as directors of the Company as designees of Dash and Lawrence J. Young was appointed as an independent director. Following such appointments, the Board of Directors of the Company is now comprised of Ronald L. Bogh, Paul M. Gilson, Marvin S. Wool, Sandon Wool, Gregory J. Divis and Laurence J. Young.

        The foregoing description is qualified in its entirety by reference to a copy of the Schedule 14D-1 Tender Offer Statement, as amended, filed by Dash in connection with the transaction and the Stock Purchase Agreement and the related Offer to Purchase which are attached as exhibits hereto and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  Financial statements.  Not applicable.
             --------------------

        (b)  Pro forma financial information.  Not applicable
             -------------------------------

        (c)  Exhibits.  See Exhibit Index.
             --------

                         SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 17, 1999


                                  R-B RUBBER PRODUCTS, INC.



                                  By: /s/ Paul Simons
                                     -----------------------------------
                                     Name:  Paul Simons
                                     Title: Treasurer

                                 EXHIBIT INDEX

Exhibit No     Description
----------     -----------

2.1 Stock Purchase Agreement, dated as of April 8, 1999, by and between R-B Rubber Products, Inc. and Dash Multi-Corp, Inc., filed as Exhibit (c)(1) to the Schedule 14D-1 Tender Offer Statement of Dash Multi-Corp, Inc. and incorporated herein by reference.

2.2 Form of Offer to Purchase dated April 14, 1999, filed as Exhibit (a)(1) to the Schedule 14D-1 Tender Offer
               Statement of Dash Multi-Corp, Inc. and incorporated herein by reference.